  As filed with the Securities and Exchange Commission on November 13, 1997
--------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                  FORM 8-K/A


                      Amendment to Application or Report
                 Filed Pursuant to Section 12, 13 or 15(d) of
                      The Securities Exchange Act of 1934



                       ERP OPERATING LIMITED PARTNERSHIP
            (Exact Name of Registrant As Specified In Its Charter)



                                    0-24920
                             (Commission File No.)

                                AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statement, exhibits or other portions of its Current Report on Form 8-K dated October 9, 1997 as set forth in the pages attached hereto:

           Filing of amended information under Items 7 (a) and (b).


Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      ERP Operating Limited Partnership
                                      By: Equity Residential Properties Trust,
                                          Its General Partner


Date: October 9, 1997                 By: /s/ Michael J. McHugh
                                          -----------------------------
                                          Michael J. McHugh
                                          Senior Vice President, Chief
                                            Accounting Officer and Treasurer

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          THE OPERATING PARTNERSHIP IS HEREBY FILING PRO FORMA AND FINANCIAL STATEMENT INFORMATION WITH RESPECT TO THE ACQUIRED AND PROBABLE PROPERTIES AS DESCRIBED IN THE OPERATING PARTNERSHIP'S CURRENT REPORT ON FORM 8-K DATED OCTOBER 9, 1997.

      C.  EXHIBITS
          --------

            10 CAPREIT Apartment Portfolio--Agreement for Purchase of Partnership Interests and Related Interests

            24.1  CONSENT OF ERNST & YOUNG LLP




          No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.

                       ERP OPERATING LIMITED PARTNERSHIP


                  PRO FORMA CONDENSED CONSOLIDATED STATEMENTS



                     REQUIRED UNDER ITEM 7(B) OF FORM 8-K

                       ERP OPERATING LIMITED PARTNERSHIP
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Capitalized terms not defined herein are used as defined in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, and the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 and Statements of Operations for the nine months ended September 30, 1997 and for the year ended December 31, 1996 have been presented as if the sale of 12,650,000 Depositary Shares in September and October 1997 (the "Series G Offering"), the issuance of $150,000,000 of 7 1/8% unsecured fixed rate notes (the "Fourth Public Debt Offering") and the acquisition or probable acquisition of 45 multifamily properties, including the related assumption of $218.5 million of mortgage indebtedness, had occurred on September 30, 1997 with respect to the September 30, 1997 balance sheet, January 1, 1997 with respect to the statement of operations for the nine months ended September 30, 1997 and January 1, 1996 with respect to the statement of operations for the
year ended December 31, 1996.   All of these properties are included on a pro
forma basis as described in Note A and Note B of the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997.

The unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of future operations, nor the results of historical operations, had all the transactions occurred as described above on either January 1, 1996 or January 1, 1997.

The Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to the Pro Forma Condensed Consolidated Financial Statements, the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1996, the Operating Partnership's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1997 and the Combined Statements of Revenue and Certain Expenses for the acquired and for the acquired and probable properties (included elsewhere herein).

                       ERP OPERATING LIMITED PARTNERSHIP
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                           AS OF SEPTEMBER 30, 1997
                                  (UNAUDITED)
                            (AMOUNTS IN THOUSANDS)


                                                                       ACQUIRED
                                                                     AND PROBABLE                            PRO
                                                       HISTORICAL      PROPERTIES (A)     OFFERINGS (B)      FORMA
                                                     ------------   ---------------    --------------    -----------
ASSETS
Rental property, net                                $  4,422,229       $   608,000       $        --    $ 5,030,229
Real estate held for disposition                           3,948                --                --          3,948
Investment in mortgage notes, net                        176,051                --                --        176,051
Cash and cash equivalents                                277,997          (389,504)          187,065         75,558
Rents receivable                                           2,614                --                --          2,614
Deposits-restricted                                        7,761                --                --          7,761
Escrows deposits-mortgage                                 31,702                --                --         31,702
Deferred financing costs, net                             14,168                --             1,313         15,481
Other assets                                              97,544                --                --         97,544
                                                    ------------   ---------------    --------------    -----------
        Total assets                                $  5,034,014       $   218,496       $   188,378    $ 5,440,888
                                                    ============   ===============    ==============    ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage notes payable                              $    963,819       $   218,496       $        --    $ 1,182,315
Line of credit                                                --                --                --             --
Notes, net                                               754,292                --           148,703        902,995
Accounts payable and accrued expenses                     56,864                --                --         56,864
Accrued interest payable                                  20,493                --                --         20,493
Due to affiliates                                            783                --                --            783
Rents received in advance and other liabilities           28,928                --                --         28,928
Security deposits                                         21,196                --                --         21,196
Distributions payable                                     66,707                --                --         66,707
                                                    ------------       -----------        ----------     ----------
        Total liabilities                              1,913,082           218,496           148,703      2,280,281
                                                    ------------       -----------        ----------     ----------

Commitments and contingencies

        9 3/8% Series A Cumulative Redeemable
        Preference Units                                 153,000                --                --        153,000
                                                    ------------   ---------------    --------------    -----------

        9 1/8% Series B Cumulative Redeemable
        Preference Units                                 125,000                --                --        125,000
                                                    ------------   ---------------    --------------    -----------

        9 1/8% Series C Cumulative Redeemable
        Preference Units                                 115,000                --                --        115,000
                                                    ------------   ---------------    --------------    -----------

        8.60 % Series D Cumulative Redeemable
        Preference Units                                 175,000                --                --        175,000
                                                    ------------   ---------------    --------------    -----------

        Series E Cumulative Convertible
        Preference Units                                  99,995                --                --         99,995
                                                    ------------   ---------------    --------------    -----------

        9.65 % Series F Cumulative Redeemable
        Preference Units                                  57,500                --                --         57,500
                                                    ------------   ---------------    --------------    -----------

        Series G Cumulative Convertible
        Preference Units                                 275,000                --            41,250        316,250
                                                    ------------   ---------------    --------------    -----------

Partners' Capital
        General Partner                                1,938,553                --            (1,575)     1,936,978
        Limited Partners                                 181,884                --                --        181,884
                                                    ------------   ---------------    --------------    -----------
        Total partners' capital                        2,120,437                --            (1,575)     2,118,862
                                                    ------------   ---------------    --------------    -----------
        Total liabilities and partners' capital     $  5,034,014       $   218,496       $   188,378    $ 5,440,888
                                                    ============   ===============    ==============    ===========

(A) Reflects the multifamily property acquisitions, which include Atrium, Burwick Farms, Carolina Crossing, Chimneys, Clarion, Concorde Bridge, Creekwood, Eastland on the Lake, Garden Lake, Gleneagle, Greyeagle, Hickory Ridge, Hidden Oaks, Highland Grove, Mariners Wharf, Northlake, Silver Springs, Tamarind at Stoneridge, Tivoli Lakes Club, Village of Sycamore Ridge and Woodland Meadows (collectively the "Acquired Properties"). Reflects the probable acquisitions of Arbor Glen, Breckinridge Court, Ethans Glen III, Ethans Ridge I, Ethans Ridge II, Farmington Gates, Fountain Place I, Fountain Place II, Geary Courtyard, James Street Crossing, Ocean Walk, Regency Woods, Ridgeway Commons, River Oaks, Royal Oaks, The Cedars, Trailway Pond I, Trailway Pond II, Valley Creek I, Valley Creek II, Westwood Pines, White Bear Woods, Woodcrest Villa, and Woodlane Place (collectively the "Probable Properties"). In connection with such acquired and probable acquisitions: (i) the amounts presented include the initial purchase price as well as subsequent closing costs anticipated to be incurred and (ii) the expected assumption of $218.5 million of mortgage indebtedness.

(B) Reflects the additional issuance of 1,650,000 depositary shares (the "Series G Depositary Shares"). Each Series G Depositary Share represents a 1/10 fractional interest in a 7 1/4% Series G Convertible Cumulative Preferred Share of Beneficial Interest, $0.01 par value per share (the "Series G Preferred Shares"). The Liquidation preference of each of the Series G Preferred Shares is $250.00 per share (equivalent to $25 per Series G Depositary Share). Also included is the issuance of $150,000,000 of debt in connection with the Fourth Public Debt Offering at an interest rate of 7.125%, net of discount and certain issuance costs.

                       ERP OPERATING LIMITED PARTNERSHIP
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS EXCEPT FOR OP UNIT DATA)


                                                                        ACQUIRED
                                                                      AND PROBABLE                                         PRO
                                                      HISTORICAL      PROPERTIES (A)        ADJUSTMENTS (B)               FORMA
                                                    ------------     ---------------        ---------------           -------------
REVENUES
Rental income                                       $    482,980     $        63,654        $        --                $   546,634
Fee and asset management                                   4,364                 --                  --                      4,364
Interest income - investment in mortgage notes            14,821                 --                  --                     14,821
Interest and other income                                  7,513                 --              (3 ,332)                    4,181
                                                    ------------     ---------------        ------------               -----------
                             Total revenues              509,678              63,654              (3,332)                  570,000
                                                    ------------     ---------------        ------------               -----------

EXPENSES
Property and maintenance                                 117,681              19,907              (1,200)                  136,388
Real estate taxes and insurance                           48,560               7,764                 --                     56,324
Property management                                       18,765                 --                1,591                    20,356
Fee and asset management                                   2,523                 --                  --                      2,523
Depreciation                                             106,114                 --               13,680                   119,794
Interest:
     Expense incurred                                     82,775                 --               19,966                   102,741
     Amortization of
     deferred financing costs                              1,810                 --                   49                     1,859
General and administrative                                10,037                 --                  --                     10,037
                                                    ------------     ---------------        ------------               -----------
     Total expenses                                      388,265              27,671              34,086                   450,022
                                                    ------------    ----------------        ------------               -----------
Income before gain on disposition of properties          121,413     $        35,983        $    (37,418)                  119,978
                                                                     ===============        ============
Gain on disposition of properties                          3,923                                                               --
                                                    ------------                                                       -----------

Net income                                          $    125,336                                                       $   119,978
                                                    ============                                                       ===========

ALLOCATION OF NET INCOME:
9 3/8% Series A Cumulative Redeemable
      Preference Units                              $     10,758                                                       $    10,758
                                                    ============                                                       ===========
9 1/8% Series B Cumulative Redeemable
      Preference Units                              $      8,555                                                       $     8,555
                                                    ============                                                       ===========
9 1/8% Series C Cumulative Redeemable
      Preference Units                              $      7,870                                                       $     7,870
                                                    ============                                                       ===========
8.60 % Series D Cumulative Redeemable
      Preference Units                              $      5,477                                                       $     5,477
                                                    ============                                                       ===========
Series E Cumulative Convertible
      Preference Units                              $      2,365                                                       $     2,365
                                                    ============                                                       ===========
9.65 % Series F Cumulative Redeemable
      Preference Units                              $      1,875                                                       $     1,875
                                                    ============                                                       ===========
Series G Cumulative Convertible
      Preference Units                              $        387                                                  (C)  $    17,196
                                                    ============                                                       ===========

General Partner                                           78,618                                                            58,819
Limited Partners                                           9,431                                                             7,063
                                                    ------------                                                       -----------
                                                    $     88,049                                                       $    65,882
                                                    ============                                                       ===========
Net income per weighted average OP
     Unit outstanding                               $       1.28                                                       $      0.96
                                                    ============                                                       ===========

Weighted average OP Units outstanding                     68,970                                                  (D)       68,970
                                                    ============                                                       ===========

(A) Reflects the results of operations for the Acquired and Probable Properties. The amounts presented represent the historical amounts for certain revenues and expenses for the nine months ended September 30, 1997.

 (B) the following adjustments to the Acquired and Probable
     Properties results of operations as follows:

     Interest and other income:
       Reduction of interest income due to
       the use of working capital for
       property acquisitions.                                   $ (3,332)
                                                                ========

     Property and maintenance:
       The elimination of third-party
       management fees where the Operating
       Partnership is providing onsite
       property management services.                            $ (1,200)
                                                                ========

     Property management:
       Incremental cost associated with
       self management of the Acquired
       and Probable Properties for the
       nine months ended September 30, 1997.                    $  1,591
                                                                ========


     Depreciation:
       Reflects depreciation based on the
       expected total investment of $608
       million for the Acquired and
       Probable Properties less 10% allocated to
       land and depreciated over a
       30-year life for real property.
       Depreciation for the Acquired and Probable
       Properties reflect amounts for the
       nine months ended September 30,                          $ 13,680
       1997.                                                    ========


     Interest:
     Expense incurred:
       Interest on mortgage indebtedness
       for the Probable Properties.                             $ 11,950
       Interest associated with the Fourth
       Public Debt Offering in the amount
       of $150 million at an interest
       rate of 7.125% per annum.                                   8,016
                                                                --------
                                                                $ 19,966
                                                                ========

     Amortization of deferred financing costs
       Amortization of financing costs
       associated with the Fourth Public
       Debt Offering in the amount of
       $1.3 million over 20 years.                              $     49
                                                                ========

(C) Allocation of net income represents amounts payable to the Company as holder of the Series G Cumulative Convertible Preference Units for the nine months ended September 30, 1997.

(D) Pro Forma weighted average OP Units outstanding for the nine months ended September 30, 1997 was 69 million. The OP Units outstanding does not include any OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

                       ERP OPERATING LIMITED PARTNERSHIP
           PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                (AMOUNTS IN THOUSANDS EXCEPT FOR OP UNIT DATA)

                                                                             ACQUIRED
                                                                           AND PROBABLE                                  PRO
                                                            HISTORICAL    PROPERTIES (A)          ADJUSTMENTS (B)       FORMA
                                                          ------------    --------------          ---------------    -----------
REVENUES
Rental income                                            $     454,412    $       82,441           $           --     $  536,853
Fee and asset management                                         6,749                --                       --          6,749
Interest income - investment in mortgage notes                  12,819                --                       --         12,819
Interest and other income                                        4,405               107                   (2,942)         1,570
                                                          ------------    --------------           --------------     ----------
     Total revenues                                            478,385            82,548                   (2,942)       557,991
                                                          ------------    --------------           --------------     ----------

EXPENSES
Property and maintenance                                       127,172            25,754                   (1,732)       151,194
Real estate taxes and insurance                                 44,128             9,848                       --         53,976
Property management                                             17,512                --                    2,064         19,576
Fee and asset management                                         3,837                --                       --          3,837
Depreciation                                                    93,253                --                   18,240        111,493
Interest:
     Expense incurred                                           81,351                --                   26,621        107,972
     Amortization of deferred financing costs                    4,242                --                       66          4,308
General and administrative                                       9,857                --                       --          9,857
                                                          ------------    --------------           --------------     ----------
     Total expenses                                            381,352            35,602                   45,259        462,213
                                                          ------------    --------------           --------------     ----------
Income before gain on disposition of properties                 97,033    $       46,946           $      (48,201)        95,778
                                                                          ==============           ==============
Gain on disposition of properties                               22,402                                                        --
                                                          ------------                                                ----------

Income before extraordinary item                               119,435                                                    95,778

Extraordinary item:
     Write-off of unamortized costs on refinanced
        debt
                                                                (3,512)                                                       --
                                                          ------------                                                ----------

Net Income                                               $     115,923                                                $   95,778
                                                          ============                                                ==========

ALLOCATION OF NET INCOME:

Redeemable Preference Interests                          $         263                                                $       --
                                                          ============                                                ==========

9 3/8% Series A Cumulative Redeemable
      Preference Units                                   $      14,345                                                $   14,345
                                                          ============                                                ==========
9 1/8% Series B Cumulative Redeemable
      Preference Units                                   $      11,406                                                $   11,406
                                                          ============                                                ==========
9 1/8% Series C Cumulative Redeemable
      Preference Units                                   $       3,264                                                $    3,264
                                                          ============                                                ==========
Series G Cumulative Convertible
      Preference Units                                    $         --                                             (C)$   22,928
                                                          ============                                                ==========


General Partner                                                 72,609                                                    36,528
Limited Partners                                                14,036                                                     7,307
                                                          ------------                                                ----------
                                                         $      86,645                                                $   43,835
                                                          ============                                                ==========

Net income per weighted average OP
      Unit outstanding                                   $        1.70                                                $     0.86
                                                          ============                                                ==========

Weighted average OP Units outstanding                           51,108                                             (D)    51,108
                                                          ============                                                ==========

(A) Reflects the results of operations of the Acquired and Probable Properties. The amounts presented for rental revenues, property and maintenance and real estate taxes and insurance are based on the revenues and certain expenses of the Probable Properties for the year ended December 31, 1996.

(B) Reflects the following adjustments to the Acquired and Probable Properties results of operations as follows:

     Interest and other income:

       Reduction of interest income due to the use of working       $ (2,942)
       capital for property acquisitions.
                                                                    ========

     Property and maintenance:
       The elimination of third-party management fees where
       the Operating Partnership is providing onsite property
       management services.                                         $ (1,732)
                                                                    ========

     Property management:
       Incremental cost associated with self management of the
       Acquired and Probable Properties for the
       year ended December 31, 1996.                                $  2,064
                                                                    ========

     Depreciation:
       Reflects depreciation based on the expected total
       investment of $608 million for the Acquired and Probable
       Properties less amounts allocated to land, generally 10%
       and depreciated over a 30-year life for real property.
                                                                    $ 18,240
                                                                    ========

     Interest:
     Expense incurred:
       Interest on mortgage indebtedness for the Probable
       Properties.                                                  $ 15,933

       Interest associated with the Fourth Public Debt
       Offering in the amount of $150 million at
       an interest rate of 7.125% per annum.                          10,688

                                                                    --------
                                                                    $ 26,621
                                                                    ========
     Amortization of deferred financing costs
       Amortization of financing costs associated with the
       Fourth Public Debt Offering in the amount of $1.3 million
       over 20 years.                                               $     66
                                                                    ========

(C) Allocation of net income represents amounts payable to the Company as holder of the Series G Cumulative Convertible Preference Units for the year ended December 31, 1996.

(D) Pro Forma weighted average OP Units outstanding for the year ended December 31, 1996 was 51.1 million. The OP Units outstanding does not include any OP Units issued in a private or public offering that have not been used or are not intended to be used for acquisitions or repayment of debt directly incurred in an acquisition.

                             STATEMENTS OF REVENUE
                             AND CERTAIN EXPENSES





                     REQUIRED UNDER ITEM 7(A) OF FORM 8-K

                        Report of Independent Auditors


The Board of Trustees of
ERP Operating Limited Partnership


We have audited the accompanying combined Statement of Revenue and Certain Expenses of the CAPREIT Acquired and Probable Properties (the Acquired and Probable Properties) described in Note 2 for the year ended December 31, 1996. This combined Statement of Revenue and Certain Expenses is the responsibility of the Acquired and Probable Properties' management. Our responsibility is to express an opinion on the combined Statement of Revenue and Certain Expenses based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement of Revenue and Certain Expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement of Revenue and Certain Expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the Statement of Revenue and Certain Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined Statement of Revenue and Certain Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in ERP Operating Limited Partnership's Current Report on Form 8-K as described in Note 1, and is not intended to be a complete presentation of the Acquired and Probable Properties' combined revenue and expenses.

In our opinion, the combined Statement of Revenue and Certain Expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                               ERNST & YOUNG LLP

Chicago, Illinois
November 12, 1997

                   CAPREIT Acquired and Probable Properties
              Combined Statements of Revenue and Certain Expenses
                            (Amounts in Thousands)

                                            FOR THE
                                            NINE MONTHS
                                               ENDED              FOR THE
                                             SEPTEMBER           YEAR ENDED
                                             30, 1997           DECEMBER 31,
                                            (UNAUDITED)             1996
                                          ------------------------------------
REVENUE
   Rental Income                               $63,372             $82,441
   Other Income                                    282                 107
                                          ------------------------------------
                                                63,654              82,548
                                          ------------------------------------

CERTAIN EXPENSES
   Property operating and maintenance           19,189              24,665
   Real estate taxes and insurance               7,764               9,848
   Management fees                                 718               1,089
                                          ------------------------------------
                                                27,671              35,602
                                          ------------------------------------

Revenue in excess of certain expenses          $35,983             $46,946
                                          ====================================

See accompanying notes.

                   CAPREIT Acquired and Probable Properties
         Notes to Combined Statements of Revenue and Certain Expenses


1.   BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The accompanying combined financial statements consist of 45 multifamily properties (the "CAPREIT Acquired and Probable Properties" or the "Acquired and Probable Properties"). ERP Operating Limited Partnership (the "Operating Partnership") acquired 21 of these multifamily properties on October 9, 1997 (the "Acquired Properties"). The Operating Partnership made a commitment to acquire or has reached an agreement, in principle, to acquire the remaining 24 properties and the Operating Partnership is in the final stages of documenting the acquisition of these properties (the "Probable Properties"). The closing of these pending transactions are subject to certain contingencies and conditions; therefore, there can be no assurance that these transactions will be consummated.

The accompanying combined statements of revenue and certain expenses for the year ended December 31, 1996 and the nine months ended September 30, 1997 (unaudited) were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report of the Operating Partnership on Form 8-K. The accompanying combined financial statements are not representative of the actual operations of the CAPREIT Acquired and Probable Properties for the periods presented as certain expenses, which may not be comparable to the expenses to be incurred by the Operating Partnership in the proposed future operations of the CAPREIT Acquired and Probable Properties, have been excluded. Expenses excluded consist of interest, depreciation and amortization, professional fees and other costs not directly related to the future operations of the Acquired and Probable Properties.

In the preparation of the combined statements of revenue and certain expenses in conformity with generally accepted accounting principles, management makes estimates and assumptions that effect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Rental income attributable to residential leases is recorded when due from tenants, generally on a straight-line basis.

                   CAPREIT Acquired and Probable Properties
                         Notes to Combined Statements
                  of Revenue and Certain Expenses (continued)



1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The CAPREIT Acquired and Probable Properties have been presented on a combined basis because all of the properties were either commonly owned or managed by CAPREIT, the seller of the Acquired and Probable Properties.

2.   DESCRIPTION OF PROPERTIES

The 45 Acquired and Probable Properties are multifamily properties and contain a total of 10,724 units. The properties range in size from 48 to 468 units. The Acquired and Probable Properties are located in Florida, Georgia, South Carolina, North Carolina, Tennessee, Kentucky, Michigan, Ohio, Minnesota, Missouri, Iowa, Kansas, California and Washington.

The Operating Partnership's total investment for the Acquired and Probable Properties, including initial purchase price and closing costs is expected to be approximately $608 million.

Forty-four of the Acquired and Probable Properties were or are anticipated to be managed by a management company affiliated with CAPREIT through the date of acquisition. The remaining property was managed by a party unaffiliated with the seller. Subsequent to the date of acquisition, the Operating Partnership began to manage the Acquired Properties and it is expected that subsequent to the sale of the Probable Properties to the Operating Partnership, the Operating Partnership will also manage the Probable Properties. For fifteen of the Acquired and Probable Properties, the management fee was 3.5% of total revenues plus an incentive fee in amount equal to a percentage, ranging from .25% to .5%, of total revenues, based on achieving certain performance targets. For twenty-nine of the properties, an amount was paid to the management company for reimbursement of certain costs, which equated to approximately 1% of total revenues for those properties.